UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2019 (May 24, 2019)

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Mobiquity Technologies, Inc.

(Exact name of Registrant as specified in its charter)

New York	000-51160	11-3427886
(State or incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

35 Torrington Lane

Shoreham, NY 11786

(Address of principal executive offices and zip code)

(516) 246-9422

(Registrant’s telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers, Compensatory arrangements of Certain Officers

On May 24, 2019, Anthony Iacovone resigned from the board of directors for personal reasons.

Item 7.01.      Regulation FD Disclosure

On May 28, 2019 and May 30, 2019, the Company issued press releases, copies of which are appended hereto.

Item 9.01.      Financial Statements and Exhibits.

Exhibit	Description

99.1	Press release dated May 28, 2019. (Filed herewith.)
99.2	Press release dated May 30, 2019. (Filed herewith.)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOBIQUITY TECHOLOGIES, INC.

Dated: May 30, 2019	By:	/s/ Dean L. Julia
	Name	Deal L. Julia
	Title:	Chief Executive Officer